PATENT LICENSE AGREEMENT


This Patent License Agreement (the "AGREEMENT") is entered into by and between Integral Technologies, Inc., a Nevada corporation located at 805 West Orchard Street, #7, Bellingham, WA 98225 ("INTEGRAL") and Heatron, Inc. a Missouri corporation with offices at 3000 Wilson Avenue, Leavenworth, KS 66048 ("HEATRON") and is effective as of March 17, 2006 (the "EFFECTIVE DATE").

WHEREAS, Integral is the owner of certain technology, generally characterized as ElectriPlast technology;

WHEREAS, particular applications of the technology are covered by certain patent rights defined below and those patent rights are owned by Integral; and

WHEREAS, Heatron wishes to obtain a non-exclusive license under such patents to develop, manufacture, and sell certain products.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.   DEFINITIONS.

     a. "AFFILIATE" means any corporation or other business entity controlled by, controlling, or under common control with Heatron, Inc. For this purpose, "control" means direct or indirect beneficial ownership of stock sufficient to vote on the election of a director, or at least fifty percent (50%) interest in the income of such corporation or other business entity.

     b.   "HEATRON"  means Heatron, Inc. and all of its Affiliates collectively.

     c. "LICENSED PRODUCT" means a product or composition that (i) contains at least one Product; (ii) uses Raw Materials; and (iii) is either branded with a Heatron brand or is designed by Heatron and sold in Heatron's ordinary course of business.

     d. "PARTY" means Heatron or Integral and when used in plural, means Heatron and Integral.

     e.   "PATENT  RIGHTS"  means  all  rights  granted  under  the  Patents.

     f. "PATENTS" means all patent claims in the (i) patents, provisional patent applications, and utility patent applications set forth in Exhibit A; (ii) any divisions, continuations, continuations-in-part,
          ----------
          reissues,  or re-examinations of such patents and patent applications;
          (iii) all foreign counterparts of the foregoing (i) and (ii); and (iv) all applications for any of the foregoing (i) through (iii). Patent Rights do not include any patent claim that has either expired or been held invalid or unenforceable by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for an appeal, or any other patent or patent application.

     g. "PRODUCT" means any product (i) the manufacture, use, sale, offer for sale, or import of which is covered by at least one claim of the Patents; or (ii) produced by a process, the practice of which is covered by at least one claim of the Patents.

     h. "RAW MATERIALS" means the ElectriPlast,TM Technology, as provided by Integral on a per weight basis for use in manufacturing Licensed Products.

     i. "TECHNOLOGY" means Integral's proprietary ElectriPlast,TM technology, portions of which may be covered by the Patents. The Technology, sometimes referred to as ElectriPlast,TM is a compounded, pelletized formulation of resin-based materials, which are conductively loaded or doped with a proprietary controlled, balanced concentration of micron conductive materials contained within the manufactured pellet. The conductive loading or doping within this pellet is


                      INTEGRAL PROPRIETARY AND CONFIDENTIAL
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          then  homogenized  using  conventional  molding  techniques  and conventional molding equipment. The resulting polymer is electrically conductive.

     j. "THIRD PARTY" means corporate entities or individuals other than Integral or Heatron.

2. TECHNOLOGY TRANSFER SERVICES. Integral shall provide Heatron with commercially reasonable technology transfer services related to the Technology ("TECHNOLOGY TRANSFER"), on a date and at a location mutually agreeable to the Parties, at Integral's standard hourly rates for the provision of technology transfer consulting services. If Heatron requests that all or part of the Technology Transfer take place at facilities other than Integral's place of business, Heatron shall reimburse Integral for its reasonable and actual meals, travel, and lodging expenses incurred as a result of providing such Technology Transfer. Integral may, but is not obligated to, provide Heatron with certain pre-existing or developed written materials as part of the Technology Transfer ("DOCUMENTATION"), provided that in no event shall any Documentation be deemed a "work made for hire" or any ownership rights in the Documentation be assigned to Heatron. By way of clarification, Integral's rights in the Technology under U.S. patent application numbers 10/883,915 and 11/313,915 are not licensed under this Agreement, except as otherwise covered under the Patents.

3.   LICENSE  GRANT.

     a.   To  Heatron.  Integral  grants  to  Heatron  a  non-exclusive,
          -------------
          non-sublicensable, non-assignable, worldwide license, under the Patent Rights, to (i) make, use, offer to sell, sell or import Licensed Products; and (ii) internally use the Documentation and information provided as part of any Technology Transfer solely for purposes of developing and manufacturing Licensed Products. However, Integral agrees that Heatron's rights under this section will be exclusive for two years from the Effective Date. That exclusivity period may be extended by mutual agreement of the parties, as memorialized in an amendment to this Agreement. No other rights are granted hereby under any patent rights, copyrights or trade secret rights owned by Integral, including but not limited to Integral's rights in the Technology not covered by the Patents.

     b.   New  Joint  Developments.  All  technology, information and inventions
          -------------------------
          ("New Developments"), whether or not patentable, developed jointly by Integral and Heatron that concern the Technology (including the manufacture or formulation of the Raw Materials) shall be the exclusive property of Integral. All New Developments, whether or not patentable, developed jointly by Integral and Heatron that concern the design or manufacture of fabricated products made using the Raw Materials shall be the exclusive property of Heatron; provided that Heatron shall have no rights in the Technology or Patents except as provided pursuant to the delivery of Raw Materials by Integral. All other New Developments jointly developed by the Parties under this Agreement shall be jointly owned by the Parties; provided that Heatron shall have no rights in the Technology or Patents except as provided pursuant to the delivery of Raw Materials by Integral. The Parties agree to discuss in good faith whether and how to jointly prosecute or enforce any patents based on jointly owned New Developments in a mutually agreed fashion. Neither Party shall be obligated to pay the other any royalties or other consideration, nor account to the other for any royalties or other consideration it may receive, for any licenses, assignment, sale, lease or other distribution of the jointly owned New Developments or any derivative technology thereof. Any such derivative technology made after the termination or expiration of this Agreement shall be owned exclusively by the creator of such derivative technology. Additionally, regardless of subject matter, all New Developments discovered or developed by one Party without the participation of the other Party shall become the sole property of the discovering or developing Party; provided that Heatron shall have no rights in the Technology or Patents except as provided pursuant to the delivery of Raw Materials by Integral.


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4.   PAYMENTS.

     a.   Up-Front  Payment. Upon execution of this Agreement, Heatron shall pay
          ------------------
          Integral a non-refundable up-front fee in the amount of One Dollar ($1.00).

     b.   Raw  Materials  Fees.  The  Parties agree to use good faith efforts to
          ---------------------
          reach agreement on commercially reasonable terms for the pricing and delivery of the Raw Materials to Heatron by Integral, and that agreement regarding the pricing and delivery of Raw Materials shall be memorialized as an amendment to this Agreement.

5.   [SECTION  NUMBER  RESERVED  AND  NOT  USED]

6.   ENFORCEMENT  OF  PATENT  RIGHTS.

     a.   Notice; Enforcement. In the event that Heatron becomes aware of actual
          --------------------
          or threatened infringement of the Patent Rights by a Third Party involving Licensed Product, Heatron shall promptly notify Integral in writing. Integral may, at its discretion, take corrective action against the Third Party, and may identify Heatron as having rights under the Patents. Integral shall not name Heatron as a co-party in any such action without an express written request from Heatron.

     b.   Infringement  Action.  In  the  event  Integral brings an infringement
          ---------------------
          action against a Third Party, such action shall be at no cost to Heatron unless Heatron joins the suit as a co-party, and any recovery shall go solely to Integral. Heatron is under no obligation to join any such action and Integral must approve the addition of Heatron as a co-party.

7.   TERM  AND  TERMINATION.

     a.   Term.  This  Agreement  shall  be  in  full  force and effect from the
          -----
          Effective Date and shall remain in effect until the expiration of the last patent contemplated to be licensed by this Agreement, or until otherwise terminated pursuant to the terms and conditions of this Agreement.

     b.   Termination.  Heatron  may  terminate  this Agreement upon thirty (30)
          ------------
          days' written notice at any time. Either Party may terminate this Agreement immediately upon written notice at any time if the other Party is in material breach of any material warranty, term or condition of this Agreement and has failed to cure that breach within thirty (30) days after written notice thereof. Integral may terminate this Agreement upon written notice in the event (i) Heatron institutes any action or proceeding in which it claims that any Patent is invalid or unenforceable; or (ii) Heatron institutes any action (including by counter or cross-claim) alleging that Integral infringes any Heatron patent and/or patent application. The terminating Party will incur no liability to the other Party for damages of any kind resulting solely from terminating this Agreement in accordance with its terms.

     c.   Effect of Expiration or Termination. Upon expiration or termination of
          ------------------------------------
          this Agreement, (i) Heatron shall pay all sums accrued hereunder prior to such termination, (ii) Integral shall have the right to retain any sums already paid by Heatron, and (iii) Heatron shall return or certify in writing that it has destroyed all Documentation. Upon the termination of this Agreement, Heatron shall have the right to use or sell all Licensed Product on-hand at the time of such termination, provided that Heatron shall be obliged to pay Integral a royalty on use or such sales as set forth in this Agreement.

     d.   Survival.  In the event of expiration or termination of this Agreement
          ---------
          for any reason, the following sections will survive such termination or expiration: 1, 3(b), 7(d), and 8 - 11.

8.   WARRANTIES,  REPRESENTATIONS,  AND  COVENANTS;  DISCLAIMER.

     a.   Mutual  Representations  and  Warranties.  Each  Party  represents,
          -----------------------------------------
          warrants, and covenants that: (i) this Agreement has been duly and validly executed and delivered by such Party and constitutes a legal and binding obligation of such Party, enforceable against it in accordance with its terms; (ii)


                      INTEGRAL PROPRIETARY AND CONFIDENTIAL
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          such  Party  has  all  necessary  power  and  authority to execute and perform in accordance with this Agreement; and (iii) such Party's execution, delivery and performance of this Agreement will not conflict with or violate any provision of law, rule or regulation to which it is subject, or any agreement or other obligation directly or indirectly applicable to such Party or binding upon its assets.

     b.   Representations  and  Warranties  of Integral. Integral represents and
          ----------------------------------------------
          warrants that (i) it has the lawful right to grant the license set forth herein; and (ii) as of the Effective Date, the patents listed in Exhibit A are issued, unexpired, valid according to the U.S. Patent and Trademark Office and in good standing.

     c.   Representations,  Warranties,  and  Covenants  of  Heatron.  Heatron
          -----------------------------------------------------------
          warrants that it has and will have throughout the Term the lawful right to grant the licenses contemplated herein.

     d.   WARRANTY  DISCLAIMER.  EXCEPT  AS  PROVIDED IN SECTIONS 8(A), AND 8(B)
          ---------------------
          ABOVE, INTEGRAL EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT, ALL WITH RESPECT TO THE PATENTS, DOCUMENTATION, AND ANY OTHER MATERIALS OR INTELLECTUAL PROVIDED OR LICENSED UNDER THIS AGREEMENT. IN ADDITION, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS (I) A WARRANTY OR REPRESENTATION BY INTEGRAL OF THE VALIDITY OR SCOPE OF ANY OF THE PATENTS OR PATENT RIGHTS; (II) A WARRANTY OR REPRESENTATION THAT ANYTHING MADE, USED, SOLD OFFERED FOR SALE, IMPORTED, OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED IN THIS AGREEMENT IS OR SHALL BE FREE FROM INFRINGEMENT OF PATENTS OR PROPRIETARY RIGHTS OF THIRD PARTIES; OR (III) AN AGREEMENT BY INTEGRAL TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST THIRD PARTIES FOR INFRINGEMENT OF THE PATENT RIGHTS.

9.   INDEMIFICATION.  Each Party (the "INDEMNIFYING PARTY") will indemnify, hold
     ---------------
     harmless, and defend the other Party (the "INDEMNIFIED PARTY") and its subsidiary and parent entities, successors, affiliates, and assigns, and all of their respective officers, directors, members, stockholders, agents, employees, and attorneys, from any and all actions, causes of action, suits, proceedings, claims, demands, judgments, bona fide settlements, penalties, damages, losses, liabilities, costs, and expenses (including without limitation reasonable attorneys' fees and costs and those necessary to interpret or enforce this Section 9) arising out of or relating to any claim or allegation a arising out of (i) the Indemnifying Party's breach of this Agreement, including without limitation the warranties set forth in Sections 8(a) and 8(b) above; or (ii) in the case where Heatron is the Indemnifying Party, the manufacture, use, or sale of any Licensed Product, including, but not limited to any damages, losses or liabilities whatsoever with respect to death or injury to any person and damage to any property arising from the possession, use or operation of the Licensed Product by Heatron or their customers in any manner whatsoever. The Indemnified Party may, at its expense, employ separate counsel to monitor and participate in the defense of any claim that the Indemnifying Party is defending under this Section. The Indemnified Party will provide the Indemnifying Party with reasonably prompt notice in writing of any claim to which this Section relates.

10.  CONFIDENTIALITY. A Party receiving Confidential Information (the "RECEIVING
     ---------------
     PARTY") of the other Party (the "DISCLOSING PARTY") shall not disclose or make any use of any of the Disclosing Party's Confidential Information except expressly as authorized in writing by the Disclosing Party. Authorized uses include use related to the implementation of this Agreement. The Receiving Party agrees to take all steps reasonably requested by the Disclosing Party to confirm and protect the Disclosing Party's interests in the Confidential Information. For purposes of clarification,


                      INTEGRAL PROPRIETARY AND CONFIDENTIAL
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
     Confidential Information shall not include information that the Receiving Party can establish by written evidence: (i) entered or subsequently enters the public domain without the Receiving Party's breach of any obligation owed the Disclosing Party; (ii) became known to the Receiving Party prior to the Disclosing Party's disclosure of such information to the Receiving Party; (iii) became known to the Receiving Party from a source other than the Disclosing Party other than by the breach of an obligation of confidentiality owed to the Disclosing Party; or (iv) is independently developed by the Receiving Party without reference to any of the Disclosing Party's Confidential Information. The term "Confidential Information" means all non-public information regarding the Disclosing Party or its business activities, including without limitation (i) its sublicensees, manufacturers, contractors, or sales, (ii) any non-public information disclosed in any report provided under this Agreement, (iii) the Documentation and any other information disclosed during the Technology Transfer; (v) the terms of this Agreement; and (v) any information disclosed by Heatron pursuant to Section 3.

11.  GENERAL.

     a.   Notices. All notices, requests, consents, approvals, or authorizations
          --------
          in  connection  with this Agreement: (i) must be given in writing; and
          (ii) will be deemed given as of (a) the day they are delivered on paper by a nationally recognized express delivery service (such as Federal Express or DHL), addressed as set forth below; or (b) three
          (3) days after they are deposited in the sender's national mail system, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

          To  Integral: 805 West Orchard Street, #7, Bellingham, WA 98225, Attn:
          -------------
          William  Robinson

          To Heatron:3000 Wilson Avenue, Leavenworth, KS 66048; Attn: Michael W.
          -----------
          Keenan,  CEO

          Either Party may change the address above by giving notice to the other Party pursuant to this Section 11.1.

     b.   Assignment.  Integral  may  assign  this  Agreement  or its rights and
          -----------
          duties under this Agreement, but Heatron may not undertake any assignment of this Agreement or any of its rights and duties under this Agreement without Integral's prior written consent. However, Heatron may assign this Agreement without Integral's prior written consent as part of a merger, or a sale or transfer of all or substantially all of its assets, provided such merger or sale is not with or to a competitor of Integral. Any attempted assignment by Heatron of this Agreement or all or part of its rights and/or obligations under this Agreement without Integral's prior written consent (except as provided by the prior sentence) will be voidable at Integral's option. This Agreement will bind each Party's heirs and personal representatives, and inure to the benefit of each Party and its successors, heirs and/or personal assigns.

     c.   Dispute  Resolution.  This Agreement will be governed by and construed
          --------------------
          in accordance with the laws of the State of Washington as such laws apply to contracts performed within Washington by its residents. Any dispute arising under or relating to this Agreement or concerning its interpretation will be resolved exclusively by binding arbitration conducted under the Commercial Arbitration Rules of the American Arbitration Association. Any such arbitration shall take place in King County, Washington. In any action to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing Party will be entitled to recover its costs, including attorneys' fees.

     d.   No  Joint Venture. Nothing in this Agreement will be construed to mean
          ------------------
          that any Party is appointed or in any way authorized to act as an agent of any other Party. This Agreement does not create any joint venture, partnership or formal business entity or organization of any kind.


                      INTEGRAL PROPRIETARY AND CONFIDENTIAL
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     e.   Waiver. No waiver of any provision of this Agreement will be effective
          -------
          unless it is in a signed writing, and no such waiver will constitute a waiver of any other provision(s) or of the same provision on another occasion.

     f.   Severability.  If  a  court  of competent jurisdiction holds any term,
          -------------
          covenant or restriction of this Agreement to be illegal, invalid or unenforceable, in whole or in part, the Parties agree to negotiate in good faith to create an appropriate amendment to the remaining terms, covenants and provisions that will replicate the economic effect of the Parties' intentions under this Agreement.

     g.   Injunctive  and  Equitable  Relief. Each Party acknowledges and agrees
          -----------------------------------
          that monetary damages may not be a sufficient remedy for a breach of the terms of this Agreement respecting Confidential Information, and that such breach will cause the owner of that Confidential Information immediate and irreparable injury. In such cases, the non-breaching Party will be entitled, without waiving or prejudicing any other rights or remedies, to injunctive or equitable relief.

     h.   Entire  Agreement;  Amendments.  This  Agreement  is  not  an offer by
          -------------------------------
          Integral and it is not effective until signed by both Parties. This Agreement, including the Exhibits attached hereto which are incorporated by this reference, constitutes the entire agreement between the Parties with respect to the subject matter hereof and merges all prior and contemporaneous communications and proposals, whether electronic, oral or written, between the Parties with respect to such subject matter. This Agreement may not be modified except by a written agreement dated subsequent to the date of this Agreement and signed by duly authorized representatives of Integral and Heatron.

IN WITNESS WHEREOF, both Integral and Heatron have executed this Agreement, in duplicate originals by their respective officers hereunto duly authorized.


----------------------------------------  --------------------------------------
INTEGRAL TECHNOLOGIES, INC.               HEATRON, INC.


By: /s/ William S. Robinson               By: /s/ Michael W. Keenan
    -----------------------                   ---------------------

Title: Chairman and CEO                   Title: CEO
       ----------------                          ---

----------------------------------------  --------------------------------------


                      INTEGRAL PROPRIETARY AND CONFIDENTIAL
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                                    EXHIBIT A

                    LICENSED PATENTS AND PATENT APPLICATIONS

1. U.S. Patent Application No. 10/819,809 (Publication No. 20040189170) (Plastilight) - Low cost lighting circuits manufactured from conductive loaded resin-based materials

2. U.S. Patent Application No. 10/819,808 (Publication No. 20040188418) (Plastiheater) - Low cost heating devices manufactured from conductive loaded resin-based materials


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